EXHIBIT 10.J


                                   AMENDMENT NO. 2 TO
                    EXECUTIVE OPTIONAL DEFERRED COMPENSATION PLAN OF

                               KENTUCKY UTILITIES COMPANY



                      The  Executive Optional  Deferred Compensation  Plan of

            Kentucky Utilities  Company, as heretofore amended  (the "Plan"),

            is  hereby  amended, effective  as  of  January 1, 1993,  in  the following respects:

                      1.   By  deleting the  word  "compatible" in  the first

            sentence of Section 2.9 of the Plan and inserting in lieu thereof the word "incompatible".

                      2.   By adding a new sentence at the end of Article III

            of the Plan as follows:

                      "The Committee may employ such counsel (who may be counsel for any Employer), consultants and/or agents and may arrange for such services as it may determine to be necessary or appropriate in the administration of the Plan. All expenses incurred by the Committee in administering the Plan shall be paid by the Employers."

                      3.   By adding a new sentence after the second sentence

            of Section 4.2 of the Plan as follows:

                      "In addition, if an Executive becomes a participant in the Company's Annual Performance Incentive Plan for a Performance Cycle as of a date other than January 1st, he may deliver such notice to the Committee within 30 days of the date as of which that Executive becomes a participant in the Annual Performance Incentive Plan."

                      4.   By deleting the words  "each calendar quarter"  at

            the end  of Article VI of the Plan  and inserting in lieu thereof the words "that calendar quarter".

                      5.   By deleting the words "Deferred  Election Form(s)"

            in  Article VII of  the Plan  and inserting  in lieu  thereof the words "Deferral Election Form(s)".

                      6.   By  deleting  the  words   "Deferral  Compensation

            Account" in Section 8.2 of the Plan and inserting in lieu thereof the words "Deferred Compensation Account".

                      IN  WITNESS  WHEREOF,  Kentucky Utilities  Company  has

            caused  this instrument  to  be  executed  in  its  name  by  its

            President  and  its  Corporate  Seal  to  be  hereunto   affixed,

            attested  by   its   Secretary,  as   of   the  19th day   of

            February, 1993.




                                             KENTUCKY UTILITIES COMPANY




                                             By: /s/ John T. Newton
                                                       President







              [CORPORATE SEAL]

              ATTEST:




              /s/ George S. Brooks II
                    Secretary

                                        -59-